                                                                   Exhibit 10.7

                   FURTHER ASSURANCE AND COMPLIANCE AGREEMENT

     For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, and the funding of that certain Revolving Line of Credit Master Promissory Note of even date in the amount of $7,000,000.00 (herein, "Loan") from Insurance Management Solutions Group, Inc. (herein, "Lender") to Bankers Insurance Group, Inc. and Bankers Underwriters, Inc. (herein collectively, "Borrower"), the Borrower agrees to cooperate, adjust, initial, re-execute and re-deliver any and all closing documents, including but not limited to any Notes, Credit Agreements, and Affidavits if deemed necessary or desirable in the sole discretion of the Lender in order to consummate or complete the Loan from the Lender to Borrower or to perfect the Lender's lien. It is the intention of the parties that all documentation for the Loan (herein, the "Loan Documents") shall be an accurate reflection of the Lender's requirements.

     The Borrower agrees and covenants to assure that the Loan and Loan Documents conform to the Lender's requirements. The Lender is relying upon this Agreement and the covenants contained herein in consideration for funding the Loan to Borrower.

     The Lender shall have the right to bring suit to enforce the obligations incurred in connection with this Agreement, and in the event any suit is brought to enforce this Agreement, the Lender shall be entitled to recover all costs and expenses incurred, including a reasonable attorney fee.

     DATED this 15 day of August, 2002.

WITNESSES:                  "Borrower":
                            Bankers Insurance Group, Inc., a Florida corporation

/s/ Nancy C. Haire          By: /s/ David B. Snyder
--------------------        ------------------------
/s/ Harold David Holland        Its Vice President & Assistant Secretary
--------------------
As to Borrower
                                (CORPORATE SEAL)


                            Bankers Underwriters, Inc.
                            a Florida Corporation

/s/ Nancy C. Haire          By: /s/ David B. Snyder
--------------------        ------------------------
/s/ Harold David Holland        Its Vice President & Assistant Secretary
--------------------
As to Borrower
                                (CORPORATE SEAL)

Accepted and Agreed this 15 day of August, 2002:


WITNESSES:                               "Lender":
                                         Insurance Management Solutions Group,
                                         Inc. a Florida corporation

/s/ Nancy C. Haire                       By: /s/ D.M. Howard
-----------------------------------         ------------------------------------
                                               Its PRES/CEO
                                                  ------------------------------
/s/ Harold David Holland
-----------------------------------
As to Lender
                                                     (CORPORATE SEAL)


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